UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2017

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041

 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On August 30, 2017, Apricus Biosciences, Inc. (the "Company") was notified by the U.S. Food and Drug Administration (“FDA”) that the FDA has acknowledged receipt of its recently resubmitted New Drug Application (“NDA”) for Vitaros™ (alprostadil, DDAIP.HCl) and considers it a complete, class 2 response to the Company's 2008 action letter. The PDUFA (Prescription Drug User Fee Act) goal date for completion of the FDA’s review of the Vitaros NDA is set for February 17, 2018, which is the standard six month review period for NDA resubmissions.

Forward Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act, as amended. Statements in this report that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things: the timing of the FDA’s review of the re-submission of the Vitaros NDA and the potential approval of the NDA by the FDA. Actual results could differ from those projected in any forward-looking statements due to a variety of reasons that are outside of Apricus’ control, including, but not limited to: the FDA could require additional clinical and pre-clinical data; Apricus’ ability to have addressed any conditions for approvability raised by the FDA in the 2008 action letter or the FDA identifying other deficiencies in the resubmission; risks related to the possibility of an advisory committee meeting related to Vitaros; the risks of any additional adverse safety or other data arising from the sales and use of Vitaros in certain countries in Europe and elsewhere; Apricus’ financial position and need for additional capital to fund its operations through the FDA’s review of the NDA, which may be adversely impacted if Apricus is unable to maintain the continued listing of its common stock on the Nasdaq stock market; competition in the ED market; and other risks identified by Apricus in its reports filed with the Securities and Exchange Commission (SEC). These forward-looking statements are made as of the date of this report, and Apricus assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Readers are urged to read the risk factors set forth in Apricus’ most recent annual report on Form 10-K, subsequent quarterly reports filed on Form 10-Q, and other filings made with the SEC.

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

Date: August 30, 2017	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary

3